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                                                                 Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the National Record Mart, Inc. 1993 Stock Option Plan of our report dated June 6, 1997, with respect to the consolidated financial statements of National Record Mart, Inc. and Subsidiary included in the Annual Report (Form 10-K) for the year ended March 29, 1997.

/s/ ERNST & YOUNG

Pittsburgh, Pennsylvania
June 26, 1997